CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2009
Net income	$ 92,104	$ 83,904	$ 72,094	$ 63,145
Other comprehensive income (loss):
Adjustment to pension liability, net of taxes	(5,585)	(3,285)	(2,713)	(15,991)
Foreign currency translation	10,688	(1,250)	(868)	(5,059)
Net unrealized gain (loss) from cash flow hedges	242	(5,618)	1,483	112
Total other comprehensive income (loss)	5,345	(10,153)	(2,098)	(20,938)
Total comprehensive income	$ 97,449	$ 73,751	$ 69,996	$ 42,207